Exhibit 99.2

December 5, 2014 Investor Conference Call Veeco Acquires Solid State Equipment Holdings LLC

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risks discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2013 and in our subsequent quarterly reports on Form 10-Q, current reports on Form 8-K and press releases. Additional risks specifically associated with this transaction relates to the expected benefits to Veeco from completing the acquisition and the expected financial performance of Veeco following completion of the acquisition. Statements regarding future events are based on the parties' current expectations and are necessarily subject to associated risks related to the potential impact on the business of SSEC due to the acquisition, the retention of employees of SSEC and the ability of Veeco to successfully integrate SSEC’s market opportunities, technology, personnel and operations and to achieve expected benefits. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

Introduction Veeco has acquired Solid State Equipment Holdings LLC (SSEC), a leading innovator in single wafer wet etch, clean and surface preparation equipment (“Precision Surface Processing”) SSEC strengthens Veeco’s position in Compound Semi (LED, Power Electronics & Wireless) and MEMS, and adds a new vector for growth in Advanced Packaging Immediately accretive transaction: Forecasted to add $65 million of profitable revenue with adjusted EBITDA contribution >20% of sales in 2015 Funded with ~$150 million of cash from Veeco balance sheet

Acquisition Rationale Increased Access to High Growth Markets SSEC extends our compound semiconductor and MEMS footprint and is a stepping stone to the high growth Advanced Packaging market Complementary, Differentiated Technology SSEC’s “Soak and Spray” technology enables single wafer control with the low cost of batch processing Synergistic & Accretive Combination that Drives Growth and Profitability Veeco will accelerate growth for a robust, highly profitable business 1 2 3

SSEC Overview

Key Facts and Figures

Corporate Headquarters: Horsham, PA

21
Years of Consecutive Profitability

~3,000
Customer Installations

115
Employees

50,000
Sq. Ft. Facility

SSEC

Markets Addressed


16%
26%
13%
45%
Adv Packaging
MEMS
Compound Semi
Other


Advanced Packaging
Comp Semi
MEMS

Approx. annual revenue

Primary Applications

- Through Silicon Via Reveal
- Under Bump Metal Etch
- Thick Film Strip
- Flux Clean
- Wafer Thinning
- Metal Lift-Off

Leading innovator in single wafer wet etch, clean and surface prep equipment

5 Innovation. Performance. Brilliant.
Copyright ©2014 Veeco Instruments Inc.
Veeco

SSEC Configurable Platform Serves Multiple Applications 50mm 450mm 1 Platform, Multiple Substrate Sizes Photoresist Strip Si Etch Spin Coat Strip Metal Lift Off Metal Etch Flux Clean Develop Compound Etch Clean SSEC WaferEtch

Increased Access to High Growth Markets 1

SSEC Expands Veeco’s Served Markets Display Data Storage Expands Veeco’s footprint in Compound Semiconductor & MEMS Stepping Stone to Fast-Growing Advanced Packaging Market Compound Semiconductor (LED, Power Electronics & Wireless) MEMS

SSEC Extends our Already Large Footprint in Compound Semiconductor ~Served Available Market (SAM)* End Markets 2014 SAM ~ $480M 2017 SAM ~ $740M SAM CAGR: > Processes Veeco MOCVD MBE SSEC Metal Lift-Off (MLO) Thick Resist Removal Wet Etch *Veeco & SSEC Estimates/Systems Only Source: Yole Development 15%

SSEC Strengthens our Emerging MEMS Opportunity

~Served Available Market (SAM)*

2014 SAM ~ $65M

2017 SAM ~ $90M

SAM CAGR: 10%

Processes

Veeco

- Ion Beam Etch

SSEC

- MLO
- Thick Resist
- Wet Etch
- Wafer Thinning
- 3D & Trench Cleaning

Smartphone Application Example

Autofocus MEMs Actuator



15-17 MEMS in Red



*Veeco & SSEC Estimates/Systems only

Source: Yole Development

10 Innovation. Performance. Brilliant.

Copyright ©2014 Veeco Instruments Inc.

Veeco

SSEC Adds New Advanced Packaging Growth Vector

~Served Available Market (SAM)*

2014 SAM ~ $145M

2017 SAM ~ $230M

SAM CAGR: 18%

SSEC Processes

— Wafer Thinning
— Through Silicon Via (TSV) Reveal & Clean
— Under Bump Metal (UBM) and Redistribution Layer (RDL) Resist Removal and Etch
— Flux Removal

Market and Applications



*Yole/ Veeco & SSEC Estimates/Systems only

11 Innovation. Performance. Brilliant.
Copyright ©2014 Veeco Instruments Inc.
Veeco

Complementary Differentiated Technology 2

Why SSEC Wins in Compound Semiconductor Metal Lift Off Unique soak and spray architecture Batch process throughput with single wafer process performance Etch Low capital cost, front end quality process, end point detection Batch Soak Wet Transfer Single Wafer Spray WaferEtch

Why SSEC is Well Positioned to Win in MEMS Highly customizable single wafer wet processing solutions No wet processing equipment company yet strategically positioned in MEMS Metal Lift-Off Thick Film Remover Resist Development Trench Cleaning SSEC WaferStorm

Why SSEC Wins in Advanced Packaging Cleaning Tool Plasma Etch Equipment Silicon Thickness Measurement Award received by 3DIncites as best 2.5D/3D manufacturing equipment 2014 Highest uniformity and fast etch rates Value Proposition – TSV Reveal Lowest Cost of Ownership for Single Wafer Wet Processing CMP 4 in 1 System

Synergistic and Accretive Combination 3

Details of the Transaction Veeco has completed the acquisition of SSEC, a privately held company Veeco paid ~$150 million cash at closing, no earn-outs or contingencies SSEC’s management team will continue to run the business as a unit of Veeco Transaction 2015 SSEC Forecast: Revenue $65 million Adjusted EBITDA* >20% of sales Significantly accretive transaction Impact to Veeco Q4 2014: Veeco stand-alone performance tracking in-line with previously published financial guidance Due to SSEC acquisition related accounting, previously published GAAP and non-GAAP guidance cannot be relied on SSEC Improves Veeco’s Profitability *Adjusted EBITDA = Earnings before interest, taxes, depreciation, amortization, equity compensation and other non-recurring items

Key Acquisition Synergy: Expanded Customer Access for SSEC SSEC Approximate Annual Sales by Region Veeco Will Help Accelerate Growth For A Robust, Highly Profitable Business Veeco key account relationships with many of SSEC current and target customers Veeco Asia and Europe Sales and Service network will dramatically expand SSEC’s access and connectivity to global industry leaders

Advanced Packaging Compound Semiconductor MEMS Veeco Provides SSEC with Greater Access to Universe of Target Customers SSEC Serves 5 of 5 Top OSATs SSEC Serves 4 of 5 Top Players in Mobility; 3 of 7 Top Suppliers in LED SSEC Serves Top 3 MEMS Companies; 13 of Top 20 Note: Universe of target companies; logos do not reflect current SSEC customers; trademarks are property of respective owners

SSEC Precision Surface Processing Aligns with Our “Three Mega Trend” Strategy LED Lighting & Power Electronics (MOCVD, SSEC) Wireless Chips (MBE, SSEC) Semiconductor Research (MBE) Hard Disk Drives (IBE, IBD, PVD, SSEC) Build on Existing Leadership Advancing Thin Film Technologies MEMS Devices (IBE, SSEC) Advanced Semi Devices: (IBD, IBE, ALD, SSEC) Establish a Strong Position in New Markets OLED Lighting (ALD) Flexible OLED Displays (ALD)

Q & A